                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 March 17, 1997


                      Banc One Auto Grantor Trust 1996 - B
                    (Issuer with respect to the Certificates)

                            Banc One ABS Corporation
             (Exact name of registrant as specified in its charter)




                                      Ohio
                  (State or other jurisdiction of organization)



                  333-3457                         31-1467431
          (Commission File Number)    (IRS Employer Identification Number)



       c/o Bank One, Arizona, N.A., as Servicer, 201 North Central Avenue,
                     Attn: Tom Lewis, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (602) 221-3704

ITEM 5.           OTHER EVENTS

                  On March 17, 1997, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

                  This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One,Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from February 18, 1997 through March 14, 1997 and for the Collection Period from February 1, 1997 through February 28, 1997.

ITEM 7.           EXHIBITS

                  See page 4 for Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BANC ONE AUTO GRANTOR TRUST 1996-B

                          By:      Bank One, Arizona, N.A., as Servicer on
                          behalf of the Trust

Date: March 13, 1997      By:   / s/ Tom Lewis
      -------------------    --------------------------------------
                          Name: Tom Lewis


                          Title: Vice President

EXHIBIT INDEX

Exhibit           Description                                              Page
-------           -----------                                              ----

99.1              Monthly Statements and Additional Information........... 5-13